UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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BIG ROCK PARTNERS ACQUISITION CORP.
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BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 21, 2019

TO THE STOCKHOLDERS OF BIG ROCK PARTNERS ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Big Rock Partners Acquisition Corp. (the “Company,” “Big Rock Partners,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on November 21, 2019 at the offices of the Company’s special counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

● a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 22, 2019 to March 23, 2020 (the “Extended Date”); and

● a proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares as described in the accompanying proxy statement if the Company’s board of directors determines at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date (the “Early Termination Proposal”).

The Extension Amendment and the Early Termination Proposal are more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date.

The Company’s prospectus for its initial public offering (“IPO”) and its charter provided that the Company had only until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter). On May 21, 2019 and August 21, 2019, the Company’s stockholders approved amendments to the charter to provide that it would have until August 22, 2019 and November 22, 2019, respectively, to complete a business combination. There is not sufficient time before November 22, 2019 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to further extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company has agreed that if the Extension Amendment proposal is approved and the Extension is implemented, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “trust account”) $0.02 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 22, 2019 until the Extended Date. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, Big Rock Partners Sponsor, LLC, the Company’s sponsor (the “sponsor”), and BRAC Lending Group LLC (the sponsor and BRAC Lending Group LLC being collectively referred to herein as the “Insiders”), a stockholder of the Company and an entity affiliated with EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, have agreed that they and/or any of their respective affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $0.02 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 22, 2019 until the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent four monthly periods through the Extended Date, the Company or Insiders would make Deposits or Contributions of $78,666.80 per month, or an aggregate of $314,667.20 (assuming no public shares were converted). Each Deposit or Contribution will be placed in the trust account within two business days prior to the beginning of such monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the approval and implementation of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.67 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.59 per share. The Company and Insiders will not make any Deposit or Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by the Company to the Insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company or Insiders, as applicable, will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and if the Company or Insiders, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the meeting) if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights. The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.59. The closing price of the Company’s common stock on the record date was $10.70. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.11 less than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

If the Extension Amendment proposal is approved and the Extension is implemented, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), approval of the Early Termination Proposal will allow the Company’s board of directors to follow the same procedures set forth above (as if the Extension Amendment proposal was not approved) without needing any further stockholder approval.

If the Extension Amendment is not approved, the Early Termination Proposal will not be presented as we will be forced to dissolve and liquidate.

The Company’s board of directors has fixed the close of business on November 4, 2019 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that (i) the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposal; and (ii) recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Early Termination Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

November 8, 2019	By Order of the Board of Directors /s/ Richard Ackerman Chairman, President and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special meeting of Stockholders to be held on November [21], 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bigrockpartners/smp2019.

BIG ROCK PARTNERS ACQUISITION CORP.
2645 N. FEDERAL HIGHWAY, SUITE 230
DELRAY BEACH, FLORIDA 33483

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 21, 2019

PROXY STATEMENT

Big Rock Partners Acquisition Corp. (the “Company,” “Big Rock Partners,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Special Meeting to be held on November 21, 2019, at the offices of the Company’s special counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

At the special meeting, the following proposals will be considered and voted upon:

● a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 22, 2019 to March 23, 2020 (the “Extended Date”); and

● a proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares as described in the accompanying proxy statement if the Company’s board of directors determines at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date (the “Early Termination Proposal”).

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date and does not wish to seek an additional extension.

The Company’s prospectus for its initial public offering (“IPO”) and its charter provided that the Company had only until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter). On May 21, 2019 and August 22, 2019, the Company’s stockholders approved an amendment to the charter to provide that it would have until August 22, 2019 and November 22, 2019, respectively, to complete a business combination. There is not sufficient time before November 22, 2019 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment is approved, the amount remaining in the trust account may be only a small fraction of the approximately $41.6 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a proposed business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, if the Extension Amendment is approved, the Company’s rights and warrants will remain outstanding in accordance with their existing terms.

The Company has agreed that if the Extension Amendment proposal is approved and the Extension is implemented, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “trust account”) $0.02 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 22, 2019 until the Extended Date. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, Big Rock Partners Sponsor, LLC, the Company’s sponsor (the “sponsor”), and BRAC Lending Group LLC (the sponsor and BRAC Lending Group LLC being collectively referred to herein as the “Insiders”), a stockholder of the Company and an entity affiliated with EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, have agreed that they and/or any of their respective affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $0.02 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 22, 2019 until the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent four monthly periods through the Extended Date, the Company or Insiders would make Deposits or Contributions of $76,666.80 per month, or an aggregate of $314,667.20 (assuming no public shares were converted). Each Deposit or Contribution will be placed in the trust account within two business days prior to the beginning of such monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the approval and implementation of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.67 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.59 per share. The Company and Insiders will not make any Deposit or Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by the Company to the Insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company or Insiders, as applicable, will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and if the Company or Insiders, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

If the Extension Amendment proposal is not approved, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of shares of common stock issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 1,725,000 insider shares as well as the shares (“private shares”) included in the 272,500 units (“private placement units”) purchased by them simultaneously with the IPO. EarlyBirdCapital, Inc. and its designees have also waived their rights to participate in any liquidation distributions with respect to the 138,000 shares issued to them in connection with the IPO (“representative shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event we wind up.

If the Extension Amendment proposal is not approved and the Company liquidates, A/Z Property Partners, LLC (“A/Z Property”), an entity majority owned by Richard Ackerman, the Company’s Chairman, President and Chief Executive Officer, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, A/Z Property will not be responsible for such third party claims. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that A/Z Property will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.59, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.59, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds, plus the Deposits or Contributions, shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved and the Extension is implemented.

If the Extension Amendment proposal is approved and the Extension is implemented, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), approval of the Early Termination Proposal will allow the Company’s board of directors to follow the same procedures set forth above (as if the Extension Amendment proposal was not approved) without needing any further stockholder approval.

The record date for the special meeting is November 4, 2019. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 6,068,840 outstanding shares of Company common stock, including 3,933,340 outstanding public shares. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated November 8, 2019 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?
A.            The Company is a blank check company formed in September 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In November 2017, the Company consummated its IPO from which it derived gross proceeds of $69,000,000 (including $9,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, after the two extensions we were permitted to obtain pursuant to our charter, May 22, 2019).

The Company was unable to complete a qualifying business combination by such date and on May 21, 2019, the Company’s stockholders approved an amendment to the charter to provide that it would have until August 22, 2019. The Company then sought a further amendment to the charter to provide that it would have until November 22, 2019 to complete a business combination. In connection with these amendments, the Company offered public stockholders the right to have their public shares converted into a pro rata portion of the trust account. Accordingly, as of the record date, the Company has approximately $41.6 million of cash in the trust account.

The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?
A.            You are being asked to vote on

● a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date; and
● a proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares as herein if the Company’s board of directors determines at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Deposits or Contributions, for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $41.6 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment proposal is not approved, the Early Termination Proposal will not be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the special meeting.

The holders of the insider shares, private shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Property has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment proposal?
A.            The Company’s charter provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before May 22, 2019 (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter).
The Company was unable to complete a qualifying business combination by such date and on May 21, 2019, the Company’s stockholders approved an amendment to the charter to provide that it would have until August 22, 2019. The Company was again unable to complete a qualifying business combination by such date and on August 21, 2019, the Company’s stockholders approved an amendment to the charter to provide tht it would have until November 22, 2019 to complete a business combination.

The Company will not be able to consummate an initial business combination by November 22, 2019. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment?
A.            The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Early Termination Proposal?
A.            The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

Accordingly, if the Extension Amendment proposal is approved and the Extension is consummated, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), the Company’s board of directors will be able to determine in its sole discretion whether to cease efforts to consummate an initial business combination and to instead proceed to redeem 100% of the outstanding public shares and liquidate and dissolve the Company.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?
A.            All of the Company’s directors, executive officers and their respective affiliates, as well as BRAC Lending Group, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal and in favor of the Early Termination Proposal.

The holders of the 1,725,000 insider shares, 272,500 private shares and 138,000 representative shares, including those held by the Company’s sponsor, directors and executive officers together with BRAC Lending Group and their respective affiliates, are not entitled to convert any shares in connection with the Extension Amendment. On the record date, these shares represented approximately 30.9% of the Company’s issued and outstanding common stock.

Neither the Company’s sponsor, directors or executive officers nor BRAC Lending Group or any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment proposal and the Early Termination Proposal.

Q. What vote is required to adopt each proposal?
A.            Extension Amendment. Approval of the Extension Amendment will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date.

Early Termination Proposal. Approval of the Early Termination Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

Q. What if I don’t want to vote for the Extension Amendment proposal or the Early Termination Proposal?
A.            If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting or non-voting holders.

If you do not want the Early Termination Proposal to be approved, you must abstain, not vote or vote against the proposal.

Q. Will you seek any further extensions to liquidate the trust account?
A.            Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment is not approved?
A.            If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private shares and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, A/Z Property has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal is not approved, the Early Termination Proposal will not be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the special meeting.

Q. If the Extension Amendment proposal is approved, what happens next?
A.            If the Extension Amendment is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Insiders and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?
A.            Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How are votes counted?
A.            Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the record date. The Early Termination proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

With respect to the Extension Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions and broker non-votes will not have any effect on the Early Termination proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.            No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?
A.            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?
A.            Only holders of record of the Company’s common stock at the close of business on November 4, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 6,068,840 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment and the Early Termination Proposal?
A.            Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment proposal and the Early Termination Proposal.

Q. How do I change my vote?
A.            If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, Attn: Corporate Secretary.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?
A.            The Company’s directors, officers and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, ownership of insider shares and private shares, rights and warrants that will become worthless if the Extension Amendment is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special meeting—Interests of the Company’s Directors and Officers.”

Q. What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.
Q. What happens to the Company’s rights and warrants if the Extension Amendment is not approved?
A.            If the Extension Amendment is not approved by November 22, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your rights and warrants will become worthless.

Q. What happens to the Company’s rights and warrants if the Extension Amendment proposal and Early Termination Proposal is approved?
A.            If the Extension Amendment proposal and Early Termination Proposal are approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The rights and warrants will remain outstanding in accordance with their terms during any extension period. The rights will still automatically convert into one-tenth of a share of common stock on the consummation of any business combination. The warrants will still become exercisable commencing on the consummation of any business combination.

Q. What do I need to do now?
A.            The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?
A.            If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I convert my shares of Company common stock?
A.            If the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid. Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension.

Q. What should I do if I receive more than one set of voting materials?
A.            You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?
A.            The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?
A.            If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483
Attn: Richard Ackerman
Telephone: (310) 734-2300

or

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●
discuss future expectations;

●
contain projections of future results of operations or financial condition; or

●
state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on September 18, 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In November 2017, we consummated our IPO of 6,900,000 units, including 900,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock, one right entitling the holder to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination and one-half of one redeemable warrant, with each whole warrant to purchase one share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000.

Prior to our IPO, we issued an aggregate of 1,725,000 insider shares for an aggregate purchase price of $25,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 272,500 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $2,725,000.

The prospectus for our IPO and our charter originally provided that we had only until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions we previously obtained pursuant to the charter). We were not able to consummate an initial business combination by such date and on May 21, 2019, our stockholders approved an amendment to the charter to provide that we would have until August 22, 2019. We were again not able to consummate an initial business combination by such date and on August 21, 2019, our stockholders approved an amendment to the charter to provide that we would have until November 22, 2019 to complete a business combination. In connection with these amendments, the Company offered public stockholders the right to have their public shares converted into a pro rata portion of the trust account. Accordingly, as of the record date, the Company has approximately $41.6 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483, and its telephone number is (310) 734-2300.

THE EXTENSION AMENDMENT PROPOSAL AND EARLY TERMINATION PROPOSAL

The Extension Amendment Proposal

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The Extension Amendment is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

The per-share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.59. The closing price of the Company’s common stock on the record date was $10.70. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.11 less than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Extension Amendment proposal is approved and the Extension is implemented, it will make the Deposit of $0.02 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 22, 2019 until the Extended Date. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, the Insiders have agreed that they and/or any of their respective affiliates or designees will make the Contribution of $0.02 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from November 22, 2019 until the Extended Date. Accordingly, if the Company takes until the Extended Date to complete an initial business combination, which would represent four monthly periods through the Extended Date, the Company or Insiders would make Deposits or Contributions of $78,666.80 per month, or an aggregate of $314,667.20 (assuming no public shares were converted). Each Deposit or Contribution will be placed in the trust account within two business days prior to the beginning of such monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the approval and implementation of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.67 per share (without taking into account any interest), in comparison to the current conversion amount of approximately $10.59 per share. The Company and Insiders will not make any Deposit or Contribution unless the Extension Amendment is approved and the Extension is implemented. The Contributions will not bear any interest and will be repayable by the Company to the Insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company or Insiders, as applicable, will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and if the Company or Insiders, as applicable, determine not to continue extending for additional monthly periods, their obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The Early Termination Proposal

The Company is proposing the Early Termination Proposal to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. Accordingly, if the Extension Amendment proposal is approved and the Extension is consummated, but the Company’s board of directors subsequently determines that the Company will not be able to consummate an initial business combination by the Extended Date (and does not wish to seek an additional extension), the Company’s board of directors will be able to determine in its sole discretion whether to cease efforts to consummate an initial business combination and to instead proceed to redeem 100% of the outstanding public shares and liquidate and dissolve the Company.

Reasons for the Proposals

The Company’s IPO prospectus and charter provided that the Company had until May 22, 2019 to complete a business combination (after giving effect to the two three-month extensions the Company previously obtained pursuant to the charter). On May 21, 2019 and August 21, 2019, the Company’s stockholders approved amendments to the charter to provide that it would have until August 22, 2019 and November 22, 2019, respectively, to complete a business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, since the Company will not be able to complete an initial business combination by November 22, 2019, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond November 22, 2019 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

The purpose of the Early Termination Proposal is to obtain any necessary stockholder approval to wind up the Company’s affairs and redeem 100% of the outstanding public shares if the Company’s board of directors determines in its sole discretion at any time prior to the Extended Date that the Company will be unable to consummate an initial business combination by the Extended date and does not wish to seek an additional extension.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment is not approved, the Company or Insiders, as applicable, will not make the Deposit or Contribution, as applicable, and the Early Termination Proposal will not be presented to stockholders.

The holders of the insider shares, private shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s rights and warrants which will expire worthless in the event the Extension Amendment is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Property has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal and Early Termination Proposal are Approved

If the Extension Amendment proposal and Early Termination Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate a business combination until the Extended Date or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded during the extension period. The rights and warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $41.6 million that was in the trust account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal (after taking into account the conversion of public shares).

Conversion Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid, calculated as of two business days prior to the meeting. As of the record date, this would amount to approximately $10.59 per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.70. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.11 less than if he sold his stock in the open market. Additionally, if the Extension Amendment is approved and the Company or Insiders make the Deposit or Contribution, the conversion price for any subsequent business combination or liquidation will be approximately $10.67, or $0.08 per share more than the current conversion price.

If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

The Special meeting

Date, Time and Place. The special meeting of the Company’s stockholders will be held at 10:00 a.m., EST on November [21], 2019, at the offices of the Company’s special counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on November 4, 2019, the record date for the special meeting. At the close of business on the record date, there were 6,068,840 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company rights and warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $5,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Amendment. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.

In addition, the Company’s directors, executive officers, EarlyBirdCapital and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment proposal and elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment proposal and the Early Termination Proposal.

The affirmative vote of a majority of the Company’s issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, is required to approve the Early Termination Proposal. Abstentions and broker non-votes will not have any effect on this proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●
If the Extension Amendment is not approved and we do not consummate a business combination by November 22, 2019, the 225,000 insider shares owned by the sponsor which were acquired for approximately $0.01 per share will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 272,500 private placement units that were acquired simultaneously with the IPO by the sponsor for an aggregate purchase price of $2,725,000. Such common stock and units had an aggregate market value of approximately $5,350,500 based on the last sale price of $10.70 and $10.80 of the common stock and units, respectively, on Nasdaq on November 4, 2019;

●
In connection with the IPO, A/Z Partners has agreed that if the Extension Amendment is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●
All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●
The Company’s officers and directors and their affiliates have loaned the Company an aggregate of approximately $365,000 as of the record date. If the Extension Amendment is not approved and a business combination is not consummated, these loans will not be repaid

●
If Big Rock Partners is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, A/Z Partners has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

●
The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Amendment is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND EARLY TERMINATION PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●
each of our officers, directors and senior advisors; and

●
all our officers and directors as a group.

As of the record date, there were a total of 6,068,840 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s rights or warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of the date of this proxy statement.

	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares of Common Stock(2)
Name and Address of Beneficial Owner(1)
BRAC Lending Group LLC(3)	1,460,000		24.1%
Polar Asset Management Partners Inc.(4)	817,500		13.5%
Big Rock Partners Sponsor, LLC	497,500	(5)(6)	8.2%
Richard Ackerman	497,500	(5)(6)	8.2%
HGC Investment Management Inc.(7)	480,678		7.9%
Lori B. Wittman(8)	-		-
Bennett Kim	-		-
Richard Birdoff	-		-
Michael Fong(8)	-		-
Stuart Koenig(8)	-		-
Albert G. Rex(8)	-		-
Troy T. Taylor(8)	-		-
All directors and executive officers as a group (8 individuals)	497,500	(5)	8.2%
__________

(1)
Unless otherwise indicated, the business address of each of the individuals is 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483.

(2)
Based on 6,068,840 shares of the Company’s Common Stock outstanding as of the record date.

(3)
Information was obtained from a Schedule 13D filed on November 26, 2018 with the SEC. Each of David M. Nussbaum and Steven Levine is a managing member of BRAC Lending Group LLC.

(4)
Information was obtained from a Schedule 13G/A filed on February 12, 2019 with the SEC. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy MasterFund ("PMSMF") and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles. The address for Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(5)
Richard Ackerman is the Company's President, Chairman and Chief Executive Officer and the managing member of Big Rock Partners Sponsor, LLC and has the sole voting and dispositive power of the securities held by the sponsor. Accordingly. Mr. Ackerman may be deemed to have beneficial ownership of such shares.

(6)
Represents shares held by our sponsor, of which Mr. Ackerman is the managing member and has sole voting and investment power with respect to such shares. Ms. Wittman and Messrs. Fong, Koenig, Rex and Taylor hold economic interests in Big Rock Partners Sponsor, LLC and pecuniary interests in the securities held by Big Rock Partners Sponsor, LLC. Each of Ms. Wittman and Messrs. Fong, Koenig, Rex and Taylor disclaims beneficial ownership of such securities, except to the extent of his or her pecuniary interests.

(7)
Information was obtained from a Schedule 13G filed on February 13, 2019 with the SEC. HGC Investment Management Inc. (“HGC”) serves as the investment manager to HGC Arbitrage Fund LP (the “Fund”) with respect to the shares held by HGC on behalf of the Fund. The address of the business office of HGC is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(8)
Does not include shares held by Big Rock Partners Sponsor, LLC. This individual is a member of Big Rock Partners Sponsor, LLC as described in footnote 6

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) to our officers, directors, employees, consultants or their affiliates, (ii) to an entity’s officers, directors, employees or members, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions and other agreements of our initial stockholder as set forth herein, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

STOCKHOLDER PROPOSALS

If the Extension Amendment proposal is approved and the Extension is implemented, the Company’s next annual meeting of stockholders will likely be held on or about June 19, 2020, unless the date is changed by the Company’s board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the next annual meeting, you need to provide it to the Company by no later than approximately January 4, 2020. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date (or between February 21, 2020 and March 23, 2020, if the next annual meeting is held on June 19, 2020).

If the Extension Amendment proposal is not approved, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 2645 N. Federal Highway, Suite 230, Delray Beach, Florida 33483.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, on our website at www.bigrockpartners.com and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483
Tel: (310) 734-2300

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November 14, 2019.

ANNEX A

PROPOSED THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BIG ROCK PARTNERS ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of BIG ROCK PARTNERS ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.            The name of the Corporation is Big Rock Partners Acquisition Corp.

2.            The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 18, 2017. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 20 ,2017. A first amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 21, 2019 and a second amendment was filed in the office of the Secretary of State of the State of Delaware on August 21, 2019.

3.            This Third Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.            This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (the “GCL”).

5.           The text of Section 9.6 of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

Section 9.6. Termination. In the event that the Corporation has not consummated a Business Combination by March 23, 2020 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Offering Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any franchise or income taxes payable, divided by the total number of Offering Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this __ day of November, 2019.

Name: ______________________
Title: _______________________

PROXY

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, Florida 33483

SPECIAL MEETING OF STOCKHOLDERS

NOVEMBER 21, 2019

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

BIG ROCK PARTNERS ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
NOVEMBER 21, 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 8, 2019, in connection with the Special meeting to be held at 10:00 a.m. EST on November 21, 2019 at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Richard Ackerman and Lori B. Wittman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Big Rock Partners Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING PROPOSAL 1 BELOW AND, “FOR” THE EARLY TERMINATION CONSISTING OF PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special meeting of Stockholders to be held on November [21], 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bigrockpartners/smp2019.

	FOR	AGAINST	ABSTAIN
Proposal 1 –Extension of Corporate Life
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to March 23, 2020.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN
Proposal 2 –Early Termination Approve the Company’s early winding up and redemption of 100% of the outstanding public shares if determined by the Company’s board of directors.	☐	☐	☐

Dated: _________________________ 2019

______________________________________________
Stockholder’s Signature

______________________________________________
Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.